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                       REVOCABLE PROXY - MID-STATE BANK
            ANNUAL MEETING OF SHAREHOLDERS - __________________, 1998

     The undersigned shareholder(s) of Mid-State Bank ("Mid-State") hereby appoints, constitutes and nominates ________________________________________, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Mid-State which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at ________________________, California on ___________________________, 1998 at
________________.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:


     1. MERGER AGREEMENT. To consider and vote upon a proposal to approve the principal terms of the amended Agreement to Merge and Plan of Reorganization dated as of January 29, 1998 and amended on March 18, 1998, (the "Agreement") by and among Mid-State, Bank of Santa Maria (the "Bank") and its parent holding company, BSM Bancorp ("Bancorp") and the transactions contemplated thereby pursuant to which (i) the Bank will merge with and into Mid-State and Mid-State will continue as the surviving bank, (ii) Bancorp will become the bank holding company for Mid-State and change its name to "Mid-State Bancshares" and (iii) the shareholders of Mid-State will become shareholders of Bancorp in accordance with the exchange ratio set forth in the Agreement.

      /  / FOR               /  / AGAINST               /  / ABSTAIN


     2. ELECTION OF DIRECTORS. To elect the following seven (7) persons to the Board of Directors of Mid-State to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified:

         Gracia B. Bello                Clifford H. Clark
         Daryl L. Flood                 Raymond E. Jones
         Albert L. Maguire              Gregory R. Morris
         Carrol R. Pruett


/  / FOR ALL NOMINEES LISTED ABOVE         /  / WITHHOLD AUTHORITY TO VOTE
     (EXCEPT AS MARKED TO THE CONTRARY)         FOR ALL NOMINEES LISTED ABOVE

     A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

     3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


                         (CONTINUED ON THE REVERSE)

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS. IF NO INSTRUCTION IS SPECIFIED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THIS PROXY. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE ANNUAL MEETING, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WHO WILL MAKE ANY SUCH DETERMINATION IN THEIR SOLE DISCRETION. THIS PROXY ALSO VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE.

     The undersigned hereby acknowledges receipt of the combined Notice of Annual Special Meeting and the Joint Proxy Statement/Prospectus that accompanies this proxy and ratifies all lawful actions taken by the above-named proxies.


Signature(s)                                 Date:
             --------------------------            ----------------------------

             --------------------------            ----------------------------

Number of shares
                 -----------

I(We) will / / will not / / attend the Annual Meeting in person.

NOTE: Please sign your full name. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.